Exhibit 10.47

FIRST AMENDMENT TO EACH OF THE PRUDENTIAL SEVERANCE PLANS SET FORTH BELOW

WHEREAS, on September 27, 2012, Hartford Life, Inc. (“Hartford Life”) and Prudential Financial, Inc. (“Prudential”) entered into a Purchase and Sale Agreement (the “Agreement”) whereby Prudential purchased certain assets of the business conducted by The Hartford Financial Services Group, Inc.’s Life Insurance Division (the “Hartford Transaction”); and

WHEREAS, pursuant to the Agreement, during the period from the Closing Date to the first anniversary of the Closing Date, Prudential agreed to provide any Transferred Employee who is included in the categories or tiers set forth in Schedule 8.1(e)(i) of the Business Disclosure Schedule immediately before their Effective Hire Date and whose employment is terminated on or after, and prior to the first anniversary of, the Closing Date under circumstances that entitle such Transferred Employee to receive severance benefits under the applicable policies with cash severance benefits equal to the greater of (i) the cash severance payments that would otherwise be made available to such Transferred Employee under Prudential’s applicable severance plans and (y) the cash severance benefits that such Transferred Employee would have received from Hartford Life under the severance plan in which such Transferred Employee participated immediately prior to the Hartford Transaction; and

NOW, THEREFORE, in order to carry out Prudential’s obligations under the Agreement, the Prudential Severance Plan, the Prudential Severance Plan for Executives and the Prudential Severance Plan for Senior Executives are hereby amended, effective as of the Closing Date, in each case, to add a new section entitled “Special Rules for Hartford Transaction Employees” at the end of Section 4 thereof, to read as follows:

FIRST AMENDMENT TO THE PRUDENTIAL SEVERANCE PLAN (AS AMENDED AND RESTATED AS OF NOVEMBER 1, 2011)

4.8 Special Rule for Hartford Transaction Employees. This Section 4.8 is being adopted to satisfy certain obligations of Prudential Financial Inc.(“Prudential”) to certain persons who became employees of Prudential or one its affiliates by reason of the transactions contemplated under the Purchase and Sale Agreement, dated as of September 27, 2012, by and between Prudential and Hartford Life Inc. (the “Hartford Purchase Agreement”), pursuant to which Prudential acquired certain assets of the business conducted by The Hartford Financial Services Group Inc.’s Life Insurance Division (the “Hartford Asset Purchase Transaction”). Capitalized terms not defined herein shall have the meaning set forth in the Hartford Purchase Agreement. In connection with the

Hartford Asset Purchase Transaction, any Transferred Employee whose category or tier while employed by Hartford Life or one of its affiliates is determined by the Company to map to a tier eligible for participation in the Plan shall be eligible to participate in the Plan and such mapping shall be final and binding on the Transferred Employee. If any such Transferred Employee’s employment is terminated prior to the first anniversary of the Closing Date of the Hartford Asset Purchase Transaction under circumstances that would entitle such Transferred Employee to severance benefits determined under this Section 4 and this Plan, but such severance payments would be less favorable to the Transferred Employee than the severance payments to which the Transferred Employee would have been entitled to under the applicable Seller Severance Plan covering such category or tier level immediately prior to the affected Transferred Employee’s Effective Hire Date, then in lieu of the payments otherwise payable to such Transferred Employee under this Section 4 such Transferred Employee shall be eligible to receive severance payments equal to the Seller Severance Benefit.

FIRST AMENDMENT TO THE PRUDENTIAL SEVERANCE PLAN FOR EXECUTIVES (AS AMENDED AND RESTATED AS OF NOVEMBER 1, 2011)

4.8 Special Rule for Hartford Transaction Employees. This Section 4.7 is being adopted to satisfy certain obligations of Prudential Financial Inc.(“Prudential”) to certain persons who became employees of Prudential or one its affiliates by reason of the transactions contemplated under the Purchase and Sale Agreement, dated as of September 27, 2012, by and between Prudential and Hartford Life Inc. (the “Hartford Purchase Agreement”), pursuant to which Prudential acquired certain assets of the business conducted by The Hartford Financial Services Group Inc.’s Life Insurance Division (the “Hartford Asset Purchase Transaction”). Capitalized terms not defined herein shall have the meaning set forth in the Hartford Purchase Agreement. In connection with the Hartford Asset Purchase Transaction, any Transferred Employee whose category or tier while employed by Hartford Life or one of its affiliates is determined by the Company to map to a tier eligible for participation in the Plan shall be eligible to participate in the Plan and such mapping shall be final and binding on the Transferred Employee. If any such Transferred Employee’s employment is terminated prior to the first anniversary of the Closing Date of the Hartford Asset Purchase Transaction under circumstances that would entitle such Transferred Employee to severance benefits determined under this Section 4 and this Plan, but such severance payments would be less favorable to the Transferred Employee than the severance payments to which the Transferred Employee would have been entitled to under the applicable Seller Severance Plan covering such category or tier level immediately prior to the affected Transferred Employee’s Effective Hire Date, then in lieu of the payments otherwise payable to such Transferred Employee under this Section 4 such Transferred Employee shall be eligible to receive severance payments equal to the Seller Severance Benefit.

FIRST AMENDMENT TO THE PRUDENTIAL SEVERANCE PLAN FOR SENIOR EXECUTIVES (AS AMENDED AND RESTATED AS OF NOVEMBER 1, 2011)

4.7 Special Rule for Hartford Transaction Employees. This Section 4.7 is being adopted to satisfy certain obligations of Prudential Financial Inc.(“Prudential”) to certain persons who became employees of Prudential or one its affiliates by reason of the transactions contemplated under the Purchase and Sale Agreement, dated as of September 27, 2012, by and between Prudential and Hartford Life Inc. (the “Hartford Purchase Agreement”), pursuant to which Prudential acquired certain assets of the business conducted by The Hartford Financial Services Group Inc.’s Life Insurance Division (the “Hartford Asset Purchase Transaction”). Capitalized terms not defined herein shall have the meaning set forth in the Hartford Purchase Agreement. In connection with the Hartford Asset Purchase Transaction, any Transferred Employee whose category or tier while employed by Hartford Life or one of its affiliates is determined by the Company to map to a tier eligible for participation in the Plan shall be eligible to participate in the Plan and such mapping shall be final and binding on the Transferred Employee. If any such Transferred Employee’s employment is terminated prior to the first anniversary of the Closing Date of the Hartford Asset Purchase Transaction under circumstances that would entitle such Transferred Employee to severance benefits determined under this Section 4 and this Plan, but such severance payments would be less favorable to the Transferred Employee than the severance payments to which the Transferred Employee would have been entitled to under the applicable Seller Severance Plan covering such category or tier level immediately prior to the affected Transferred Employee’s Effective Hire Date, then in lieu of the payments otherwise payable to such Transferred Employee under this Section 4 such Transferred Employee shall be eligible to receive severance payments equal to the Seller Severance Benefit.

IN WITNESS WHEREOF, in accordance with Section 6.2 of each of the Prudential Severance Plan, the Prudential Severance Plan for Executives and the Prudential Severance Plan for Senior Executives, the foregoing First Amendments are hereby executed on the date set forth below.

By:	/s/ Sharon C. Taylor
Name:	Sharon C. Taylor
Title:	Senior Vice President, Human Resources
Date:	December 11, 2012

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